QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the quarterly report on Form 10-Q of FGX International Holdings Limited (the "Company") for the three and six months ended July 4, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony Di Paola, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 7, 2009	/s/ ANTHONY DI PAOLA Anthony Di Paola Executive Vice President and Chief Financial Officer (principal financial officer and principal accounting officer)

QuickLinks

  Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002